TRADE PAYABLES	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
TRADE PAYABLES
26. TRADE PAYABLES
Trade payables of €902,968 thousand at December 31, 2022 (€797,832 thousands at December 31, 2021) are entirely due within one year. The carrying amount of trade payables is considered to be equivalent to their fair value. The increase in trade payables is mainly driven by higher capex and higher volumes of cars produced during the period.